Scudder Pathway Series -- Conservative Portfolio
Scudder Pathway Series -- Moderate Portfolio
Scudder Pathway Series -- Growth Portfolio
Scudder Pathway Series -- Growth Plus Portfolio


Supplement to currently effective Statements of Additional Information for Class A, B, C, S and AARP shares of the above listed Portfolios.

The following information supplements information contained in the section "The Underlying Scudder Funds":

Scudder Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed-income and currency markets.















July 8, 2005